Exhibit 10.30

AMENDMENT NO. 2

Dated as of May 15, 2017

to

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 5, 2013

THIS AMENDMENT NO. 2 (“Amendment”) is made as of May 15, 2017 by and among Photronics, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Third Amended and Restated Credit Agreement dated as of December 5, 2013 by and among the Company, the Foreign Subsidiary Borrowers party thereto from time to time, the Lenders party thereto from time to time, the Collateral Agent and the Administrative Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1.             Amendments to Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is amended to add the following new definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

 ““Liquidity” has the meaning assigned to such term in 6.11(c).

“Permitted Convertible Notes” means (i) the Existing Convertible Notes and (ii) any unsecured notes issued by the Company or any Subsidiary that are convertible into common stock of the Company or any Subsidiary, cash or any combination thereof and (other than in the case of intercompany Indebtedness) are permitted to be issued pursuant to the definition of Permitted Unsecured Indebtedness.

“PRC Subsidiary” means any Subsidiary that (i) is organized under the laws of the People’s Republic of China (“PRC”) or (ii) has its principal place of business in PRC.

“PRC Transactions” means the sale of up to 49.99% of the shares of any PRC Subsidiary to a third party in connection with the formation and operation of a joint venture.”

(b)           Section 6.01 of the Credit Agreement is amended to (i) replace the reference to “PSMC” appearing in clause (h) therein with “the Taiwan JV”, (ii) delete “and, solely with respect to PSMC and its subsidiaries, so long as PSMC is a Subsidiary of the Company” appearing at the end of clause (h) therein, (iii) delete “and” at the end of clause (l) thereof, (iv) replace the “.” at the end of clause (m) therein with “; and” and (v) insert a new clause (n) immediately after clause (m) therein as follows:

“(n) unsecured or secured Indebtedness of PRC Subsidiaries (n) in an aggregate principal amount not exceeding $125,000,000 at any time outstanding so long as any Liens securing such Indebtedness are only permitted by Section 6.02(g).”

(c)            Section 6.02 of the Credit Agreement is amended to (i) add “and any PRC Subsidiary” immediately after the reference to “the Taiwan JV” appearing in clause (a) therein, (ii) replace “and” at the end of clause (f) therein with “;”, (iii) renumber existing clause (g) therein as a new clause (h) and (iv) insert a new clause (g) immediately after clause (f) therein as follows:

“(g) Liens on assets of PRC Subsidiaries securing Indebtedness permitted by Section 6.01(n); and”

(d)           Section 6.03(a) of the Credit Agreement is amended to (i) add “the PRC Transaction and” immediately before the reference to “the Taiwan JV Transactions” appearing in subclause (iv)(D) therein and (ii) replace the reference to “PSMC Acquisition” appearing in subclause (v) therein with “PRC Transaction”.

(e)           Section 6.04 of the Credit Agreement is amended to (i) delete the reference to “of PSMC” appearing in clause (j) therein, (ii) delete the reference to “PSMC Acquisition and the” appearing in clause (l) therein and (iii) amend and restate clause (m) therein in its entirety as follows:

“(m) any other investment (other than acquisitions), loan or (m) advance (including intercompany investments, loans and advances and investments made to meet minimum capital requirements of foreign jurisdictions) so long as the aggregate amount of all such investments, loans and advances during any fiscal year of the Company does not exceed $25,000,000.; provided that such Dollar limitation shall not be applicable if at the time of the making of such investment, loan or advance and immediately after giving effect (including giving effect on a Pro Forma Basis) thereto, (i) the Total Leverage Ratio is less than 2.25 to 1.00 and (ii) Liquidity is greater than $75,000,000.”

(f)            Section 6.06(a)(iv) of the Credit Agreement is amended and restated to read as follows:

“(iv) the Company or any Subsidiary may repurchase Equity Interests in any PRC Subsidiary from the applicable joint venture partner with respect to such PRC Subsidiary so long as, at the time of making such repurchase and immediately after giving effect (including giving effect on a Pro Forma Basis) thereto, (1) the Total Leverage Ratio is less than 2.25 to 1.00 and (2) Liquidity is greater than $75,000,000,”

(g)          Section 6.09 of the Credit Agreement is amended to replace the reference to “PKL, PKLT or the Taiwan JV,” appearing in clause (d) therein with “PKL, PKLT, the Taiwan JV or any PRC Subsidiary”.

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2.             Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (b) the Company shall have paid all of the fees of the Administrative Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3.             Representations and Warranties of the Company and Acknowledgements and Confirmations.  The Company hereby represents and warrants as follows:

(a)           This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

4.             Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)           This Amendment shall constitute a Loan Document.

5.             Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7.             Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PHOTRONICS, INC.,
as the Company

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Third Amended and Restated Credit Agreement dated as of December 5, 2013

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Third Amended and Restated Credit Agreement dated as of December 5, 2013

CITIZENS BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Third Amended and Restated Credit Agreement dated as of December 5, 2013

TD BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Third Amended and Restated Credit Agreement dated as of December 5, 2013

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Third Amended and Restated Credit Agreement dated as of December 5, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Photronics, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent, which Amendment No. 2 is dated as of May 15, 2017 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.   Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  May 15, 2017

[Signature Page Follows]

PHOTRONICS IDAHO, INC.

By:
Name:
Title:

TRIANJA TECHNOLOGIES, INC.

By:
Name:
Title:

PHOTRONICS TEXAS ALLEN, INC.

By:
Name:
Title:

PHOTRONICS CALIFORNIA, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 2
Photronics, Inc.
Third Amended and Restated Credit Agreement dated as of December 5, 2013